UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

GAMING ENTERTAINMENT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36425	46-1738980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 W. Charleston Blvd. Suite 170-170 Las Vegas, Nevada	89135
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 755-3745

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On May 7, 2015, the Registrant accepted the resignation of Danielle M. Adams, CPA of Adams Advisory, LLC (“Adams”) from her engagement to be the independent certifying accountant for the Registrant.  Ms. Adams’ resignation comes after reconsideration of her workload. The Registrant’s Board of Directors have been and are in the process of identifying an independent auditor to audit the Registrant’s financial statements and to perform reviews of interim financial statements.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter dated May 7, 2015, from Danielle M. Adams, CPA to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING ENTERTAINMENT INTERNATIONAL, INC.
By: /s/ Sylvain Desrosiers Sylvain Desrosiers, President

Date: May 11, 2015

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